TIM REYNOLDS, CFA
Portfolio Manager

Tim Reynolds joined United Services in June of 1995 to manage the U.S. Real Estate Fund. In January of 1996, Mr. Reynolds took over full responsibility of the Fund and as of July 1996, was named manager of the U.S. Income Fund.


Prior to joining the firm, Mr. Reynolds was Assistant Vice President of Finance and Senior Financial Analyst with Thornburg Mortgage Asset Corporation, a real estate investment trust in Santa Fe, New Mexico.

Mr. Reynolds is a Chartered Financial Analyst (CFA) and holds a Master of Science in Finance from Texas Tech University as well as a bachelor's degree in finance from Texas A & M University.

Prior to attending graduate school, Mr. Reynolds also held financial positions with Unilever and Coca-Cola Enterprises.

Appearing in numerous publications, such as FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET TRANSCRIPT, he has also appeared on BLOOMBERG'S FORUM, and is a frequent speaker at investment seminars and conferences.

The U.S. Real Estate Fund received a 5-star (*****) rating by Morningstar for the one year period ending 12/31/96. The Fund was also listed by THE WALL STREET JOURNAL as one of the top performing funds for the 4th quarter of 1996. The one year average annual total return thru 12/31/96 was 31.56%.

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FOR A  PROSPECTUS  ON THE U.S.  REAL ESTATE  FUND OR THE U.S.  INCOME FUND WHICH
CONTAINS INFORMATION ON CHARGES AND EXPENSES, PLEASE CALL 1-800-US-FUNDS OR 1-800-873-8637. PAST PERFORMANCE IS NOT A GUARANTEE FOR FUTURE RESULTS. U.S. STANDS FOR UNITED SERVICES. AVERAGE ANNUALIZED TOTAL RATE OF RETURN FOR THE U.S. REAL ESTATE FUND FOR 5 YEAR PERIOD AND SINCE INCEPTION (7/2/87), FOR 12/31/96, 7.72%, AND 6.95% RESPECTIVELY. MORNINGSTAR, A NATIONALLY RECOGNIZED MUTUAL FUND
RATING   SERVICE,   AWARDS  RATINGS  WHICH  REFLECT   HISTORICAL   RISK-ADJUSTED
PERFORMANCE. FIVE STARS ARE AWARDED TO FUNDS IN THE TOP 10% OF THEIR CATEGORY, FOUR STARS ARE AWARDED TO FUNDS IN THE NEXT 22.5%. THE U.S. REAL ESTATE Fund RECEIVED 5 STARS OUT OF 2959 FUNDS FOR THE 1 YEAR PERIOD AND 1 STAR OUT OF 1058 FUNDS FOR THE 5 YEAR PERIOD ENDED 12/31/96.